Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS RECORD NET INCOME FOR 2007

Net Income of $303.2 Million, Net Operating Return on Average Shareholders’ Equity of 20.7%,

Book Value Per Share Up 19.4% Among Highlights of Eventful Year

HAMILTON, BERMUDA, February 13, 2008—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended December 31, 2007, of $62.4 million, or $1.00 per fully diluted share, versus net income of $95.4 million, or $1.50 per fully diluted share, for the three months ended December 31, 2006. Net operating income, which represents net income excluding after-tax net realized gains and losses on sales of fixed maturities, for the three months ended December 31, 2007, was $63.4 million, or $1.01 per fully diluted share, versus net operating income of $93.9 million, or $1.48 per fully diluted share, for the three months ended December 31, 2006. For the year ended December 31, 2007, the Company had net income of $303.2 million, or $4.75 per fully diluted share, compared to $216.9 million, or $3.43 per fully diluted share, for the year ended December 31, 2006. For the year ended December 31, 2007, the Company had net operating income of $307.2 million, or $4.81 per fully diluted share, compared to $222.7 million, or $3.52 per fully diluted share, for the year ended December 31, 2006.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “We are extremely pleased that 2007 was a record year for Max. Strong underwriting performance coupled with outstanding investment returns combined to produce the highest net income and return on shareholders’ equity in Max’s history. Our specialty insurance/reinsurance business model, together with our diversified investment strategy, continues to serve our stakeholders well. We expect to extend this success into 2008 by maintaining our disciplined underwriting approach in the softening market. The addition in 2007 of Max Specialty and its excess and surplus lines plus its inland marine and ocean cargo teams, place us in an excellent position for property and casualty premium growth and further diversification in 2008 and beyond.”

Gross premiums written for the three months ended December 31, 2007, were $400.2 million, of which $161.8 million came from property and casualty underwriting and $238.4 million from life and annuity underwriting, compared to $147.5 million, of which $146.6 million came from property and casualty underwriting and $0.9 million came from life and annuity underwriting, for the three months ended December 31, 2006. Net premiums earned for the three months ended December 31, 2007, was $362.9 million versus $159.0 million for the same period of 2006. Gross premiums written for the year ended December 31, 2007, was $1,078.3 million versus $865.2 million for the year ended December 31, 2006. Property and casualty reinsurance, property and casualty insurance, excess and surplus lines insurance, and life and annuity reinsurance accounted for 32.0 percent, 35.5 percent, 4.5 percent and 28.0 percent, respectively, of gross premiums written for the year ended December 31, 2007, versus 49.0 percent, 45.8 percent, nil percent and 5.2 percent, respectively, for the same period in 2006. Net premiums earned in the year ended December 31, 2007, increased 23.0 percent to $817.9 million, versus $665.0 million for the same period in 2006. The increase in gross premiums written and net premiums earned for the year ended December 31, 2007, principally relates to increased life and annuity business written and earned, which more than offset the lower volume of gross property and casualty premium written and the increase in the Company’s use of reinsurance.

Net investment income for the three months ended December 31, 2007, increased to $49.4 million from $40.8 million for the same period in 2006 and is attributable to a year-over-year increase in cash and fixed-maturity balances and higher yields on fixed-maturity investments. Net investment income for the year ended December 31, 2007, increased $38.2 million, to $188.2 million, versus $150.0 million for the same period in 2006. The net gain on alternative investments for the three months ended December 31, 2007, was $50.0 million, for a 4.27 percent rate of return, versus a net gain on alternative investments of $66.5 million, for a 5.31 percent rate of return, for the same period in 2006. For the year ended December 31, 2007, alternative investments returned 16.97 percent, versus 6.96 percent for the same period in 2006. Invested assets were $5.1 billion as of December 31, 2007, with an allocation of 79.3 percent to cash and fixed maturities and 20.7 percent to alternative investments.

Losses and benefits were $341.1 million for the three months ended December 31, 2007, versus $117.9 million for the same period in 2006. The increase for the three months ended December 31, 2007, is principally attributable to the increase in life and annuity premiums earned, partly offset by the decrease in property and casualty premiums earned compared to the three months ended December 31, 2006. Losses and benefits for the year ended December 31, 2007, totaled $676.0 million versus $498.0 million for the same period in 2006. The increase for the year ended December 31, 2007, is principally attributable to the increase in life and annuity premiums earned, offset by the decrease in net premium earned in the property and casualty reinsurance and insurance segments. Net income for the year ended December 31, 2007, includes net favorable development of approximately $45 million on property and casualty reinsurance and insurance reserves.

Acquisition costs for the three months ended December 31, 2007, were $14.6 million compared to $19.6 million for the three months ended December 31, 2006. The decrease in the 2007 quarter versus the same period in 2006 is principally attributable to the decrease in net property and casualty premiums earned in the reinsurance segment.

Interest expense for the three months ended December 31, 2007, was $12.6 million versus $7.5 million for the same period in 2006. Interest expense for the year ended December 31, 2007, was $42.7 million versus $13.8 million for the same period in 2006. The increase principally reflects the new senior notes issued in April 2007 and the increase in the principal amount on the Company’s bank loans.

General and administrative expenses for the three months ended December 31, 2007, were $27.0 million compared to $27.4 million for the same period in 2006. General and administrative expenses for the year ended December 31, 2007, were $106.7 million compared to $86.3 million for the same period in 2006. The increase in general and administrative expenses for the year ended December 31, 2007, principally reflects operating costs related to the Company’s recently launched U.S.-based excess and surplus lines operations, as well as additional personnel-related costs for the group. The Company recorded a valuation allowance in the amount of $4.7 million on deferred tax assets related to operating losses at Max Specialty for the three months and year ended December 31, 2007. This reduced net operating income for the three months and year ended December 31, 2007, by 7 cents per diluted share.

Shareholders’ equity was $1,583.9 million at December 31, 2007. Book value per share at December 31, 2007, was $27.54 per share, versus $23.06 at December 31, 2006, resulting in an increase in book value per share of 19.4 percent for 2007. Net operating return on average shareholders’ equity for the year ended December 31, 2007, was 20.7 percent.

During the three months ended December 31, 2007, Max Capital Group Ltd. repurchased 1,232,551 of the Company’s common shares at an average price of $28.17 per share for a total amount of $34.7 million, under the Board-approved share repurchase plan. During the year ended December 31, 2007, the Company repurchased 4,289,251 common shares at an average price of $26.66 per share for a total amount of $114.4 million. Subsequent to December 31, 2007, the Company commenced an accelerated share repurchase program and committed to repurchase shares to a total value of $50.0 million. It is expected that this program will be completed within the first quarter of 2008. In addition, on February 8, 2008, the Company repurchased 1,031,178 shares issued upon the exercise of warrants by an original shareholder. The repurchase amount for these shares was $29.7 million.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

In presenting the Company’s results, management has included and discussed net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Contacts
N. James Tees	Roy Winnick
Executive Vice President	Kekst and Company
jim.tees@maxcapgroup.com	roy-winnick@kekst.com
1-441-295-8800	1-212-521-4842

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	December 31, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and cash equivalents	$397,656	$441,895
Fixed maturities, available for sale at fair value	3,663,226	3,028,108
Alternative investments, at fair value	1,061,734	1,065,874
Accrued interest income	49,100	38,922
Premiums receivable	432,965	390,889
Losses and benefits recoverable from reinsurers	578,333	538,009
Funds withheld	13,823	15,385
Deferred acquisition costs	44,187	49,064
Prepaid reinsurance premiums	130,071	104,443
Trades pending settlement	112,423	136,563
Other assets	53,684	39,832

Total assets	$6,537,202	$5,848,984

LIABILITIES
Property and casualty losses	$2,333,877	$2,335,109
Life and annuity benefits	1,203,509	895,560
Deposit liabilities	220,513	204,389
Funds withheld from reinsurers	169,263	254,723
Unearned property and casualty premiums	439,581	436,476
Reinsurance balances payable	99,221	79,506
Accounts payable and accrued expenses	57,565	43,160
Bank loans	330,000	210,000
Senior notes	99,779	—

Total liabilities	4,953,308	4,458,923

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 57,515,075 (2006 - 60,276,560) shares issued and outstanding	57,515	60,277
Additional paid-in capital	844,455	950,862
Unearned stock grant compensation	—	(17,570)
Accumulated other comprehensive loss	(20,341)	(21,688)
Retained earnings	702,265	418,180

Total shareholders’ equity	1,583,894	1,390,061

Total liabilities and shareholders’ equity	$6,537,202	$5,848,984

Book Value Per Share	$27.54	$23.06

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	Three Months Ended December 31		Years Ended December 31
	2007	2006	2007	2006
REVENUES
Gross premiums written	$400,197	$147,452	$1,078,286	$865,197
Reinsurance premiums ceded	(78,176)	(60,140)	(281,696)	(230,546)

Net premiums written	$322,021	$87,312	$796,590	$634,651

Earned premiums	$433,522	$217,004	$1,074,173	$875,244
Earned premiums ceded	(70,604)	(58,023)	(256,268)	(210,236)

Net premiums earned	362,918	158,981	817,905	665,008
Net investment income	49,355	40,836	188,206	150,030
Net gains on alternative investments	50,035	66,531	186,721	84,750
Net realized (losses) gains on sale of fixed maturities	(1,042)	1,451	(4,017)	(5,798)
Other income	158	189	745	1,021

Total revenues	461,424	267,988	1,189,560	895,011

LOSSES AND EXPENSES
Losses and benefits	341,127	117,860	675,996	497,969
Acquisition costs	14,597	19,564	61,360	78,933
Interest expense	12,555	7,514	42,663	13,832
General and administrative expenses	26,973	27,431	106,714	86,289

Total losses and expenses	395,252	172,369	886,733	677,023

NET INCOME BEFORE TAXES	66,172	95,619	302,827	217,988
Income tax (benefit) expense	3,822	233	(422)	1,100

NET INCOME	62,350	95,386	303,249	216,888
Change in net unrealized appreciation (depreciation) of fixed maturities, net of tax	24,841	(10,378)	369	(30,441)
Foreign currency translation adjustment	(1,557)	(80)	978	3,772

COMPREHENSIVE INCOME	$85,634	$84,928	$304,596	$190,219

Basic earnings per share	$1.07	$1.60	$5.06	$3.64

Diluted earnings per share	$1.00	$1.50	$4.75	$3.43

Diluted net operating earnings per share	$1.01	$1.48	$4.81	$3.52

Weighted average shares outstanding - basic	58,480,101	59,717,958	59,892,414	59,655,636

Weighted average shares outstanding - diluted	62,534,171	63,510,091	63,839,232	63,258,800

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Years ended December 31,
	2007	2006
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	60,277	58,829
Issue of shares	1,527	1,449
Repurchase of shares	(4,289)	(1)

Balance, end of period	57,515	60,277

Additional paid-in capital
Balance, beginning of period	950,862	921,384
Reclassification of unearned stock grant compensation	(26,357)	—
Issue of common shares	19,930	27,122
Stock based compensation expense	10,086	2,373
Repurchase of shares	(110,066)	(17)

Balance, end of period	844,455	950,862

Loans receivable from common share sales
Balance, beginning of period	—	(465)
Loans repaid	—	465

Balance, end of period	—	—

Unearned stock grant compensation
Balance, beginning of period	(17,570)	(14,574)
Stock grants awarded	(16,481)	(17,068)
Amortization	7,694	14,072
Reclassification of unearned stock grant compensation	26,357	—

Balance, end of period	—	(17,570)

Accumulated other comprehensive loss
Balance, beginning of period	(21,688)	4,981
Holding losses on fixed maturities arising in period, net of tax	(3,630)	(36,239)
Net realized losses included in net income, net of tax	3,999	5,798
Currency translation adjustments	978	3,772

Balance, end of period	(20,341)	(21,688)

Retained earnings
Balance, beginning of period	418,180	215,565
Net income	303,249	216,888
Dividends paid	(19,164)	(14,273)

Balance, end of period	702,265	418,180

Total shareholders’ equity	$1,583,894	$1,390,061

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Years Ended December 31
	2007	2006
OPERATING ACTIVITIES
Net income	$303,249	$216,888
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	17,780	16,445
Amortization of premium on fixed maturities	5,146	6,052
Accretion of deposit liabilities	4,607	(6,513)
Net realized losses on sale of fixed maturities	4,017	5,798
Changes in:
Alternative investments	4,103	160,626
Accrued interest income	(10,178)	(6,290)
Premiums receivable	(42,076)	7,777
Losses and benefits recoverable from reinsurers	(37,102)	(84,368)
Funds withheld	1,562	1,547
Deferred acquisition costs	4,877	19,951
Prepaid reinsurance premiums	(25,698)	(20,950)
Trades pending settlement	24,140	(131,998)
Other assets	(5,169)	(16,831)
Property and casualty losses	(11,348)	329,077
Life and annuity benefits	252,601	41,336
Funds withheld from reinsurers	(85,460)	(17,269)
Unearned property and casualty premiums	4,128	(6,500)
Reinsurance balances payable	19,715	(11,275)
Accounts payable and accrued expenses	14,405	15,049

Cash from operating activities	443,299	518,552

INVESTING ACTIVITIES
Purchases of fixed maturities	(1,459,418)	(1,108,748)
Sales of fixed maturities	428,522	555,918
Redemptions of fixed maturities	466,988	165,119
Purchase of Max Specialty	(28,400)	—

Cash used in investing activities	(592,308)	(387,711)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,976	11,503
Repurchase of common shares	(114,355)	(18)
Net proceeds from bank loans	120,000	10,000
Proceeds from issuance of senior notes	99,497	—
Dividends	(19,163)	(14,273)
Additions to deposit liabilities	19,253	25,587
Payment of deposit liabilities	(9,630)	(40,013)
Notes and loans repaid	—	465

Cash provided by (used in) financing activities	100,578	(6,749)

Effect of exchange rate on cash	4,192	3,772
Net increase in cash and cash equivalents	(44,239)	127,864
Cash and cash equivalents, beginning of period	441,895	314,031

CASH AND CASH EQUIVALENTS, END OF PERIOD	$397,656	$441,895

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $21,514 and $12,384 for the years ended December 31, 2007 and 2006, respectively. Corporate taxes paid totaled $1,879 and $1,430 for the years ended December 31, 2007 and 2006, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2007 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Year to Date Segment Information:
Gross premiums written	$345,156	$382,926	$48,243	$776,325	$301,961	$—	$1,078,286
Reinsurance premiums ceded	(44,565)	(201,987)	(34,610)	(281,162)	(534)	—	(281,696)

Net premiums written	$300,591	$180,939	$13,633	$495,163	$301,427	$—	$796,590

Earned premiums	$356,448	$398,776	$16,988	$772,212	$301,961	$—	$1,074,173
Earned premiums ceded	(43,501)	(199,223)	(13,010)	(255,734)	(534)	—	(256,268)

Net premiums earned	312,947	199,553	3,978	516,478	301,427	—	817,905
Net investment income	41,025	16,160	5,974	63,159	33,936	91,111	188,206
Net gains on alternative investments	53,021	14,271	—	67,292	60,713	58,716	186,721
Net realized losses on sales of fixed maturities	—	—	—	—	—	(4,017)	(4,017)
Other income	—	—	—	—	—	745	745

Total revenues	406,993	229,984	9,952	646,929	396,076	146,555	1,189,560
Losses and benefits	173,317	153,816	3,261	330,394	345,602	—	675,996
Acquisition costs	60,910	(1,162)	376	60,124	1,236	—	61,360
Interest expense	11,890	—	—	11,890	6,864	23,909	42,663
General and administrative expenses	28,394	19,348	17,430	65,172	2,813	38,729	106,714

Total losses and expenses	274,511	172,002	21,067	467,580	356,515	62,638	886,733

Net income before taxes	$132,482	$57,982	$(11,115)	$179,349	$39,561	$83,917	$302,827

Loss Ratio (a)	55.4%	77.1%	82.0%	64.0%
Combined Ratio (b)	83.9%	86.2%	n/a	88.2%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS TO DECEMBER 31, 2007 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Quarter Segment Information:
Gross premiums written	$36,391	$98,848	$26,551	$161,790	$238,407	$—	$400,197
Reinsurance premiums ceded	(2,936)	(55,568)	(19,536)	(78,040)	(136)	—	(78,176)

Net premiums written	$33,455	$43,280	$7,015	$83,750	$238,271	$—	$322,021

Earned premiums	$84,870	$98,792	$11,453	$195,115	$238,407	$—	$433,522
Earned premiums ceded	(12,970)	(48,369)	(9,130)	(70,469)	(135)	—	(70,604)

Net premiums earned	71,900	50,423	2,323	124,646	238,272	—	362,918
Net investment income	9,199	4,104	2,118	15,421	11,675	22,259	49,355
Net gains on alternative investments	11,656	3,755	—	15,411	17,399	17,225	50,035
Net realized losses on sales of fixed maturities	—	—	—	—	—	(1,042)	(1,042)
Other income	—	—	—	—	—	158	158

Total revenues	92,755	58,282	4,441	155,478	267,346	38,600	461,424
Losses and benefits	41,833	43,017	2,315	87,165	253,962	—	341,127
Acquisition costs	13,663	(190)	472	13,945	652	—	14,597
Interest expense	2,971	—	—	2,971	2,496	7,088	12,555
General and administrative expenses	7,966	5,939	3,281	17,186	687	9,100	26,973

Total losses and expenses	66,433	48,766	6,068	121,267	257,797	16,188	395,252

Net income before taxes	$26,322	$9,516	$(1,627)	$34,211	$9,549	$22,412	$66,172

Loss Ratio (a)	58.2%	85.3%	99.7%	69.9%
Combined Ratio (b)	88.3%	96.7%	n/a	94.9%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2006 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Year to Date Segment Information:
Gross premiums written	$423,555	$396,594	$—	$820,149	$45,048	$—	$865,197
Reinsurance premiums ceded	(35,267)	(194,549)	—	(229,816)	(730)	—	(230,546)

Net premiums written	$388,288	$202,045	$—	$590,333	$44,318	$—	$634,651

Earned premiums	$456,283	$373,913	$—	$830,196	$45,048	$—	$875,244
Earned premiums ceded	(33,470)	(176,036)	—	(209,506)	(730)	—	(210,236)

Net premiums earned	422,813	197,877	—	620,690	44,318	—	665,008
Net investment income	38,613	14,852	—	53,465	29,013	67,552	150,030
Net gains on alternative investments	20,167	5,168	—	25,335	22,901	36,514	84,750
Net realized losses on sales of fixed maturities	—	—	—	—	—	(5,798)	(5,798)
Other income	—	—	—	—	—	1,021	1,021

Total revenues	481,593	217,897	—	699,490	96,232	99,289	895,011
Losses and benefits	296,036	124,183	—	420,219	77,750	—	497,969
Acquisition costs	77,330	(136)	—	77,194	1,739	—	78,933
Interest expense	(3,828)	—	—	(3,828)	5,233	12,427	13,832
General and administrative expenses	23,484	15,641	—	39,125	3,038	44,126	86,289

Total losses and expenses	393,022	139,688	—	532,710	87,760	56,553	677,023

Net income before taxes	$88,571	$78,209	$—	$166,780	$8,472	$42,736	$217,988

Loss Ratio (a)	70.0%	62.8%		67.7%
Combined Ratio (b)	93.9%	70.6%		86.4%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS TO DECEMBER 31, 2006 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	U.S. Excess & Surplus	Total	Reinsurance
Quarter Segment Information:
Gross premiums written	$26,074	$120,516	$—	$146,590	$862	$—	$147,452
Reinsurance premiums ceded	(1,614)	(58,353)	—	(59,967)	(173)	—	(60,140)

Net premiums written	$24,460	$62,163	$—	$86,623	$689	$—	$87,312

Earned premiums	$116,403	$99,739	$—	$216,142	$862	$—	$217,004
Earned premiums ceded	(8,999)	(48,851)	—	(57,850)	(173)	—	(58,023)
Net premiums earned	107,404	50,888	—	158,292	689	—	158,981
Net investment income	9,159	4,609	—	13,768	7,378	19,690	40,836
Net gains on alternative investments	16,826	4,406	—	21,232	19,218	26,081	66,531
Net realized gains on sales of fixed maturities	—	—	—	—	—	1,451	1,451
Other income	—	—	—	—	—	189	189

Total revenues	133,389	59,903	—	193,292	27,285	47,411	267,988
Losses and benefits	71,076	40,869	—	111,945	5,915	—	117,860
Acquisition costs	19,970	(690)	—	19,280	284	—	19,564
Interest expense	2,656	—	—	2,656	1,571	3,287	7,514
General and administrative expenses	6,527	4,874	—	11,401	869	15,161	27,431

Total losses and expenses	100,229	45,053	—	145,282	8,639	18,448	172,369

Net income before taxes	$33,160	$14,850	$—	$48,010	$18,646	$28,963	$95,619

Loss Ratio (a)	66.2%	80.3%		70.7%
Combined Ratio (b)	90.8%	88.5%		90.1%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.

(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–YEAR ENDED DECEMBER 31, 2007 (Unaudited)

(Expressed in thousands of United States Dollars, except per Share and share amounts)

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Gross Premiums Written	Percentage of Total Premiums Written	Gross Premiums Written	Percentage of Total Premiums Written
Gross Premiums Written by Type of Risk:
Property & Casualty Reinsurance:
Accident & Health	$—	0.0%	$7,585	0.9%
Aviation	34,095	3.1%	35,374	4.1%
Excess Liability	16,716	1.6%	66,876	7.7%
Medical Malpractice	53,138	4.9%	53,400	6.2%
Other	7,016	0.7%	660	0.1%
Professional Liability	33,640	3.1%	60,704	7.0%
Property	89,197	8.3%	67,497	7.8%
Marine & Energy	47,077	4.4%	29,152	3.4%
Whole Account	15,080	1.4%	43,548	5.0%
Workers’ Compensation	49,197	4.5%	58,759	6.8%

	345,156	32.0%	423,555	49.0%
Property & Casualty Insurance:
Aviation	31,961	3.0%	21,864	2.5%
Excess Liability	131,515	12.2%	162,786	18.8%
Professional Liability	157,450	14.6%	150,885	17.4%
Property	62,000	5.7%	61,059	7.1%

	382,926	35.5%	396,594	45.8%
Excess & Surplus Insurance:
Property	34,721	3.2%	—	0.0%
Excess Liability	12,302	1.2%	—	0.0%
Marine	1,220	0.1%	—	0.0%

	48,243	4.5%	—	0.0%

Aggregate Property & Casualty	$776,325	72.0%	$820,149	94.8%

Life & Annuity:
Annuity	$299,261	27.8%	$41,059	4.8%
Health	29	0.0%	340	0.0%
Life	2,671	0.2%	3,649	0.4%

Aggregate Life & Annuity	301,961	28.0%	45,048	5.2%

Aggregate P&C and Life & Annuity	$1,078,286	100.0%	$865,197	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per-share and share amounts)

	Three Months Ended December 31		Year Ended December 31
	2007	2006	2007	2006
Net income	$62,350	$95,386	$303,249	$216,888
Net realized losses (gains) on sale of fixed maturities, net of tax	1,046	(1,451)	3,999	5,798

Net operating income	$63,396	$93,935	$307,248	$222,686

Net income per diluted share	$1.00	$1.50	$4.75	$3.43
Net realized losses (gains) on sale of fixed maturities, net of tax	0.01	(0.02)	0.06	0.09

Net operating income per diluted share	$1.01	$1.48	$4.81	$3.52

Weighted average shares outstanding - basic	58,480,101	59,717,958	59,892,414	59,655,636
Weighted average shares outstanding - diluted	62,534,171	63,510,091	63,839,232	63,258,800

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31		Year Ended December 31
	2007	2006	2007	2006
Net income	$62,350	$95,386	$303,249	$216,888
Annualized net income	249,400	381,544	303,249	216,888

Net operating income	$63,396	$93,935	$307,248	$222,686
Annualized net operating income	253,584	375,740	307,248	222,686

Beginning shareholders’ equity	1,533,596	1,294,546	1,390,061	1,185,720
Ending shareholders’ equity	1,583,894	1,390,061	1,583,894	1,390,061

Average shareholders’ equity	1,558,745	1,342,304	1,486,978	1,287,891

Annualized return on average shareholders’ equity	16.0%	28.4%	20.4%	16.8%
Annualized net operating return on average shareholders’ equity	16.3%	28.0%	20.7%	17.3%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–YEAR ENDED DECEMBER 31, 2007 (Unaudited)

			Periodic Rate of Return
	Fair Value*	Investment Distribution	Last 3 Months	Year to Date	Last 60 months**
Selected Investment Return Data:
Cash and Fixed Maturities	$4,060,882	79.3%	1.86%	5.11%	3.99%

Commodity Trading Advisers	$—	0.0%	0.00%	6.63%	7.31%
Distressed Securities	168,050	3.3%	5.28%	15.74%	21.52%
Diversified Arbitrage	161,870	3.2%	-3.47%	15.87%	8.12%
Emerging Markets	98,882	1.9%	3.33%	18.53%	18.36%
Event-Driven Arbitrage	170,563	3.3%	8.14%	36.14%	18.32%
Fixed Income Arbitrage	32,265	0.6%	8.78%	25.04%	8.71%
Global Macro	69,092	1.3%	6.48%	13.67%	9.89%
Long / Short Credit	51,512	1.0%	1.19%	3.41%	10.32%
Long / Short Equity	269,959	5.3%	8.94%	26.94%	11.75%
Opportunistic	35,600	0.7%	2.73%	20.38%	19.37%

MDS ****	1,057,793	20.6%	4.11%	16.78%	10.98%
Reinsurance Private Equity	3,941	0.1%	68.23%	97.33%	8.81%

Alternative Investments	$1,061,734	20.7%	4.27%	16.97%	10.28%

Total Investments	$5,122,616	100.0%	2.45%	10.38%	6.40%

Alternative Investment Return Data ***:

MDS Performance History **** – 60 months ended December 31, 2007

Largest monthly gain	4.15%
Largest quarterly gain	6.07%
Average monthly gain	1.40%
Average quarterly gain	3.56%
Months with a gain	46
Quarters with a gain	16
% of months with a gain	77%
% of quarters with a gain	80%

Largest monthly loss	(2.04%)
Largest quarterly loss	(2.72%)
Average monthly loss	(0.83%)
Average quarterly loss	(0.89%)
Months with a loss	14
Quarters with a loss	4
Quarterly standard deviation	2.47%
Annual standard deviation	4.35%
Largest drawdown *****	(5.04%)

Monthly performance

	2003	2004	2005	2006	2007
January	1.63%	1.75%	0.16%	2.75%	1.28%
February	1.40%	1.28%	1.69%	0.39%	1.50%
March	(0.18%)	1.18%	(0.61%)	1.22%	1.90%
April	2.03%	0.03%	(0.65%)	1.89%	2.30%
May	3.02%	(0.87%)	(0.68%)	(1.74%)	2.59%
June	0.92%	0.70%	1.20%	(0.66%)	0.85%
July	(0.24%)	0.03%	1.33%	(0.71%)	0.99%
August	0.96%	(0.02%)	0.98%	0.02%	(1.62%)
September	2.63%	0.04%	1.84%	(2.04%)	1.85%
October	0.98%	1.04%	(1.45%)	1.37%	4.15%
November	0.56%	2.54%	0.61%	1.81%	0.10%
December	1.85%	1.74%	1.37%	1.96%	(0.13%)

Quarterly performance

Q1	2.88%	4.27%	1.22%	4.41%	4.75%
Q2	6.07%	(0.15%)	(0.14%)	(0.54%)	5.83%
Q3	3.37%	0.06%	4.21%	(2.72%)	1.18%
Q4	3.43%	5.41%	0.51%	5.22%	4.11%
Annual return	16.67%	9.81%	5.88%	6.30%	16.78%

Past performance should not be considered to be a reliable indicator of future performance.

*	Expressed in thousands of United States Dollars

**	Annualized

***	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.

****	Net of all fees

*****	Largest drawdown represents the largest decline in value between two NAV peak values.